EXHIBIT 99.14

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  MARM05_1G10
================================================================================

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                                                                         % of
                                         # of       Aggregate       Aggregate
Current Balance                         Loans         Balance         Balance
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                    3        $209,247            0.56
$100,000.01 - $150,000.00                   8       1,074,316            2.87
$150,000.01 - $200,000.00                   4         740,400            1.98
$200,000.01 - $250,000.00                   7       1,600,337            4.28
$250,000.01 - $300,000.00                   7       1,865,465            4.99
$300,000.01 - $350,000.00                   4       1,307,632            3.50
$350,000.01 - $400,000.00                   7       2,677,908            7.16
$400,000.01 - $450,000.00                   9       3,863,423           10.33
$450,000.01 - $500,000.00                  13       6,265,637           16.75
$500,000.01 - $550,000.00                  10       5,176,232           13.84
$550,000.01 - $600,000.00                   6       3,523,759            9.42
$600,000.01 - $650,000.00                   2       1,278,763            3.42
$650,000.01 - $700,000.00                   2       1,396,269            3.73
$700,000.01 - $750,000.00                   1         720,000            1.92
$800,000.01 - $850,000.00                   1         850,000            2.27
$850,000.01 - $900,000.00                   1         900,000            2.41
$950,000.01 - $1,000,000.00                 4       3,956,053           10.58
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Total:                                     89     $37,405,442          100.00
Minimum: $63,500.00
Maximum: $1,000,000.00
Average: $420,285.87
--------------------------------------------------------------------------------

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                                                                          % of
                                         # of        Aggregate       Aggregate
Current Gross Rate                      Loans          Balance         Balance
--------------------------------------------------------------------------------
4.501% - 4.750%                             2         $748,735            2.00
4.751% - 5.000%                             5        2,096,969            5.61
5.001% - 5.250%                            16        7,527,883           20.13
5.251% - 5.500%                            14        5,146,942           13.76
5.501% - 5.750%                            21       10,861,406           29.04
5.751% - 6.000%                            17        5,830,143           15.59
6.001% - 6.250%                             8        3,072,063            8.21
6.251% - 6.500%                             4        1,620,300            4.33
6.751% - 7.000%                             2          501,000            1.34
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Total:                                     89      $37,405,442          100.00
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Minimum: 4.625%
Maximum: 7.000%
Weighted Average: 5.628%
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                                                                          % of
                                         # of        Aggregate       Aggregate
Net Rate                                Loans          Balance         Balance
--------------------------------------------------------------------------------
4.251% - 4.500%                             2         $748,735            2.00
4.501% - 4.750%                             6        2,353,969            6.29
4.751% - 5.000%                            18        8,298,383           22.18
5.001% - 5.250%                            17        6,776,902           18.12
5.251% - 5.500%                            25       11,806,847           31.56
5.501% - 5.750%                             9        3,299,243            8.82
5.751% - 6.000%                             8        3,226,863            8.63
6.001% - 6.250%                             2          393,500            1.05
6.501% - 6.750%                             2          501,000            1.34
--------------------------------------------------------------------------------
Total:                                     89      $37,405,442          100.00
--------------------------------------------------------------------------------
Minimum: 4.375%
Maximum: 6.625%
Weighted Average: 5.300%
--------------------------------------------------------------------------------

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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                         Dec 29, 2004 14:52          Page 1 of 6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  MARM05_1G10
================================================================================

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                                                                          % of
                                         # of        Aggregate       Aggregate
Index                                   Loans          Balance         Balance
--------------------------------------------------------------------------------
1 Year CMT                                 25      $11,964,706           31.99
1 Year Libor                               29       13,245,352           35.41
6 Month Libor                              35       12,195,385           32.60
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Total:                                     89      $37,405,442          100.00
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                                                                          % of
                                         # of        Aggregate       Aggregate
Months to Roll                          Loans          Balance         Balance
--------------------------------------------------------------------------------
109 - 114                                   2         $503,332            1.35
115 - 120                                  87       36,902,110           98.65
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Total:                                     89      $37,405,442          100.00
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Average AS OF: 2005-01-01
Minimum: 113
Maximum: 120
Weighted Average: 118
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                                                                          % of
                                         # of        Aggregate       Aggregate
Gross Margin                            Loans          Balance         Balance
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<= 2.000%                                   1         $245,000            0.65
2.001% - 2.250%                            62       25,063,028           67.00
2.251% - 2.500%                             1          132,708            0.35
2.501% - 2.750%                            25       11,964,706           31.99
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Total:                                     89      $37,405,442          100.00
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Minimum: 2.000%
Maximum: 2.750%
Weighted Average: 2.409%
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                                                                          % of
                                         # of        Aggregate       Aggregate
First Rate Cap                          Loans          Balance         Balance
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4.625%                                      2         $748,735            2.00
4.875%                                      2          898,893            2.40
5.000%                                     41       17,356,440           46.40
5.125%                                      3        1,396,359            3.73
5.250%                                      6        3,140,324            8.40
5.375%                                      4        1,437,472            3.84
5.500%                                      1          510,000            1.36
5.625%                                      2        1,019,350            2.73
5.750%                                      3        2,115,497            5.66
6.000%                                     25        8,782,373           23.48
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Total:                                     89      $37,405,442          100.00
--------------------------------------------------------------------------------
Minimum: 4.625%
Maximum: 6.000%
Weighted Average: 5.331%
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                                                                         %  of
                                         # of        Aggregate       Aggregate
Periodic Rate Cap                       Loans          Balance         Balance
--------------------------------------------------------------------------------
1.000%                                     10       $3,413,012            9.12
2.000%                                     79       33,992,430           90.88
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Total:                                     89      $37,405,442          100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.909%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                         Dec 29, 2004 14:52          Page 2 of 6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  MARM05_1G10
================================================================================

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                                                                          % of
                                         # of        Aggregate       Aggregate
Maximum Rate                            Loans          Balance         Balance
--------------------------------------------------------------------------------
9.501% - 9.750%                             2         $748,735            2.00
9.751% - 10.000%                            5        2,096,969            5.61
10.001% - 10.250%                          15        7,396,083           19.77
10.251% - 10.500%                          11        3,958,692           10.58
10.501% - 10.750%                          18        9,986,347           26.70
10.751% - 11.000%                          10        3,379,443            9.03
11.001% - 11.250%                           3          931,800            2.49
11.251% - 11.500%                           4        1,445,050            3.86
11.501% - 11.750%                           3          875,059            2.34
11.751% - 12.000%                           7        2,450,700            6.55
12.001% - 12.250%                           6        2,272,063            6.07
12.251% - 12.500%                           3        1,363,500            3.65
12.751% - 13.000%                           2          501,000            1.34
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Total:                                     89      $37,405,442          100.00
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Minimum: 9.625%
Maximum: 13.000%
Weighted Average: 10.863%
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                                                                          % of
                                         # of        Aggregate       Aggregate
FICO Scores                             Loans          Balance         Balance
--------------------------------------------------------------------------------
581 - 600                                   1          $75,747            0.20
601 - 620                                   1        1,000,000            2.67
621 - 640                                   1          245,000            0.65
641 - 660                                   5        1,061,050            2.84
661 - 680                                  10        3,292,454            8.80
681 - 700                                  12        4,338,606           11.60
701 - 720                                   4        1,808,800            4.84
721 - 740                                   7        3,410,834            9.12
741 - 760                                  18        8,217,840           21.97
761 - 780                                  20        9,620,952           25.72
781 - 800                                   8        3,520,137            9.41
801 - 820                                   2          814,021            2.18
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Total:                                     89      $37,405,442          100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 590
Maximum: 812
Weighted Average: 736
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                         Dec 29, 2004 14:52          Page 3 of 6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  MARM05_1G10
================================================================================

--------------------------------------------------------------------------------
                                                                          % of
                                         # of        Aggregate       Aggregate
Original Loan To Value Ratio            Loans          Balance         Balance
--------------------------------------------------------------------------------
<= 50.00%                                   6       $2,479,028            6.63
50.01% - 55.00%                             6        2,207,328            5.90
55.01% - 60.00%                             5        2,694,045            7.20
60.01% - 65.00%                             8        3,487,576            9.32
65.01% - 70.00%                            14        6,839,272           18.28
70.01% - 75.00%                            11        4,641,524           12.41
75.01% - 80.00%                            33       13,822,291           36.95
85.01% - 90.00%                             2          397,600            1.06
90.01% - 95.00%                             3          761,032            2.03
95.01% - 100.00%                            1           75,747            0.20
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Total:                                     89      $37,405,442          100.00
--------------------------------------------------------------------------------
Minimum: 30.69
Maximum: 100.00
Weighted Average: 70.26
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                                                                          % of
                                         # of        Aggregate       Aggregate
Combined Loan To Value Ratio            Loans          Balance         Balance
--------------------------------------------------------------------------------
<= 50.00%                                   6       $2,479,028            6.63
50.01% - 55.00%                             6        2,207,328            5.90
55.01% - 60.00%                             4        2,624,045            7.02
60.01% - 65.00%                             7        3,356,976            8.97
65.01% - 70.00%                            13        5,869,272           15.69
70.01% - 75.00%                            11        4,641,524           12.41
75.01% - 80.00%                            25       11,568,779           30.93
85.01% - 90.00%                             7        2,513,600            6.72
90.01% - 95.00%                             6        1,658,644            4.43
95.01% - 100.00%                            4          486,247            1.30
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Total:                                     89      $37,405,442          100.00
--------------------------------------------------------------------------------
Minimum: 30.69
Maximum: 100.00
Weighted Average: 71.68
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                                                                          % of
                                         # of        Aggregate       Aggregate
Amortization                            Loans          Balance         Balance
--------------------------------------------------------------------------------
Interest Only                              31      $10,105,862           27.02
Fully Amortizing                           58       27,299,580           72.98
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Total:                                     89      $37,405,442          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                         Dec 29, 2004 14:52          Page 4 of 6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  MARM05_1G10
================================================================================

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                                                                          % of
                                         # of        Aggregate       Aggregate
Top 5 States                            Loans          Balance         Balance
--------------------------------------------------------------------------------
California                                 24      $10,403,976           27.81
New York                                    7        3,978,469           10.64
New Jersey                                  6        2,924,471            7.82
Massachusetts                               5        2,413,577            6.45
Maryland                                    3        1,781,385            4.76
Other                                      44       15,903,564           42.52
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Total:                                     89      $37,405,442          100.00
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                                                                         % of
                                         # of       Aggregate       Aggregate
Prepay Original Term                    Loans         Balance         Balance
--------------------------------------------------------------------------------
0                                          74     $33,164,671           88.66
36                                         14       4,103,959           10.97
60                                          1         136,812            0.37
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Total:                                     89     $37,405,442          100.00
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                                                                         % of
                                         # of       Aggregate       Aggregate
Document Type                           Loans         Balance         Balance
--------------------------------------------------------------------------------
Alternate                                   1         $75,747            0.20
Full                                       48      20,855,615           55.76
No Doc                                      3       1,001,890            2.68
No Ratio                                    1         472,000            1.26
Reduced                                    26      10,984,162           29.37
Stated Doc                                 10       4,016,028           10.74
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Total:                                     89     $37,405,442          100.00
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                                                                         % of
                                         # of       Aggregate       Aggregate
Loan Purpose                            Loans         Balance         Balance
--------------------------------------------------------------------------------
Purchase                                   48     $20,214,293           54.04
Cash Out Refinance                         18       7,981,976           21.34
Rate/Term Refinance                        23       9,209,173           24.62
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Total:                                     89     $37,405,442          100.00
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                                                                         % of
                                         # of       Aggregate       Aggregate
Owner Occupancy Status                  Loans         Balance         Balance
--------------------------------------------------------------------------------
Investor                                    4      $1,699,241            4.54
Primary                                    82      34,531,401           92.32
Secondary                                   3       1,174,800            3.14
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Total:                                     89     $37,405,442          100.00
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                                                                         % of
                                         # of       Aggregate       Aggregate
Property Type                           Loans         Balance         Balance
--------------------------------------------------------------------------------
Coop                                        2        $940,000            2.51
Condominium                                 8       2,594,649            6.94
PUD                                         5       2,111,450            5.64
Single Family                              71      30,418,601           81.32
Two- to Four Family                         3       1,340,741            3.58
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Total:                                     89     $37,405,442          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                         Dec 29, 2004 14:52          Page 5 of 6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                                  MARM05_1G10
================================================================================

--------------------------------------------------------------------------------
                                                                         % of
Stated Remaining                         # of       Aggregate       Aggregate
Term to Maturity                        Loans         Balance         Balance
--------------------------------------------------------------------------------
353                                         1        $183,600            0.49
354                                         1         319,732            0.85
355                                         4       1,639,900            4.38
356                                         1         470,250            1.26
357                                        12       5,548,719           14.83
358                                        42      15,901,581           42.51
359                                        25      12,275,159           32.82
360                                         3       1,066,500            2.85
--------------------------------------------------------------------------------
Total:                                     89     $37,405,442          100.00
--------------------------------------------------------------------------------
Minimum: 353
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------

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                                                                         % of
                                         # of       Aggregate       Aggregate
Servicer                                Loans         Balance         Balance
--------------------------------------------------------------------------------
Cendant                                     3        $453,456            1.21
GMAC Mortgage                              54      22,477,681           60.09
Greenpoint                                  7       2,509,600            6.71
Wells Fargo                                25      11,964,706           31.99
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Total:                                     89     $37,405,442          100.00
--------------------------------------------------------------------------------

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                                                                         % of
                                         # of       Aggregate       Aggregate
Originator                              Loans         Balance         Balance
--------------------------------------------------------------------------------
American Home Mortgage                     27     $13,036,896           34.85
Cendant Mortgage                            3         453,456            1.21
Greenpoint Mortgage Corporation             7       2,509,600            6.71
Homestar                                    2         658,412            1.76
Market Street                               1         598,559            1.60
Mortgage IT                                24       8,183,813           21.88
Wells Fargo Home Mortgage, Inc.            25      11,964,706           31.99
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Total:                                     89     $37,405,442          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                         Dec 29, 2004 14:52          Page 6 of 6